Exhibit 99.1

Lev Pharmaceuticals Announces Agreement to Sell Intermediate Plasma Products to Biotest AG

NEW YORK, April 15, 2008 -- Lev Pharmaceuticals, Inc. (OTCBB: LEVP.OB) today announced that it has entered into an exclusive multi-year agreement with Biotest AG to sell all excess volumes of intermediate plasma products produced by The Sanquin Blood Supply Foundation during the manufacturing process of Lev’s lead product candidate, Cinryze™ (C1 inhibitor).

“Our agreement to sell intermediate plasma products is consistent with our strategic plan to monetize this valuable asset for Lev and provides us with additional operating flexibility as we prepare for the launch of our lead product candidate, Cinrzye™,” said Judson Cooper, Lev’s Chairman.

The terms of this agreement are subject to certain provisions as outlined in Lev’s filing on Form 8-K with the Securities and Exchange Commission.

About Lev Pharmaceuticals, Inc.
Lev is a biopharmaceutical company focused on developing and commercializing therapeutic products for the treatment of inflammatory diseases. Lev’s lead product candidate, Cinryze™ (C1 inhibitor), is being developed as a replacement therapy for both the acute and prophylactic treatment of hereditary angioedema (HAE), also known as C1 inhibitor deficiency. Cinryze™ has been granted orphan drug status for the acute and prophylactic treatment of HAE, potentially securing, upon approval, market exclusivity for seven years. Additionally, Lev is in the process of prioritizing its C1 inhibitor development platform for the treatment of selective other diseases and disorders in which inflammation is known or believed to play an underlying role.

For more information about Lev, C1 inhibitor, or HAE, please contact Lev directly at 212-682-3096, or visit Lev’s website at www.levpharma.com.

Forward Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Various important factors could cause actual results or events to differ materially from the forward-looking statements that we make, including risks related to new information arising out of clinical trial results, the risk that the safety and/or efficacy results of existing clinical trials for Cinryze™ will not support approval for a biologics license, the risk that FDA may require us to conduct additional clinical trials for Cinryze™, the risk that FDA may interpret data differently than we do or require more data or a more rigorous analysis of data than expected, the risk that FDA will not approve a product for which a biologics license has been applied, our heavy dependence on the success of Cinryze™, our dependence on our suppliers, our dependence on third parties to manufacture Cinryze™, obtaining regulatory approval to market Cinryze™, market acceptance of Cinryze™, maintaining the orphan drug status associated with Cinryze™, the risks associated with dependence upon key personnel, and our ability to obtain additional funding to support our business activities. These and other risks are described in greater detail in the "Risk Factors that May Affect Results" section of our filings with the SEC. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. We do not assume any obligation to update any forward-looking statements.

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INVESTOR CONTACT:
Jason Tuthill, Lev Pharmaceuticals
212-850-9130
jtuthill@levpharma.com

MEDIA CONTACT:
Katherine Stueland, WeissComm Partners
312-208-0320
kstueland@wcpglobal.com